UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2015

AMERICAN HOMES 4 RENT
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

I.	AMH 2015-SFR2 Securitization

On September 22, 2015, American Homes 4 Rent (the “Company”) completed its fifth securitization transaction, which involved the issuance and sale in a private offering of seven classes of American Homes 4 Rent 2015-SFR2 Single-Family Rental Pass-Through Certificates (the “Certificates”) issued by a trust established by the Company. The Certificates represent beneficial ownership interests in a loan secured by a portfolio of 4,125 single-family residential properties contributed from the Company’s portfolio of single-family properties to a newly formed special purpose entity indirectly owned by the Company. Gross proceeds from the offering to third parties were $477,715,686.31. Each class of Certificates (excluding Class XS and Class R) bears a fixed rate of interest and, collectively, the Certificates (excluding Class XS and Class R) have a duration-adjusted weighted average coupon rate for the first ten years of 4.361%.

The Loan has a thirty-year term and an anticipated repayment date of October 9, 2025. If the loan is not repaid by the anticipated repayment date of October 9, 2025, a step-up interest rate will accrue on the Loan (as defined below) until the loan principal balance is fully paid. At such time, the additional accrued interest in the account will be paid to the holders of the Class XS certificates as described below.

The Certificates in the aggregate represent the entire beneficial ownership of the Trust. The assets of the Trust consist primarily of a single componentized promissory note (“Note”) issued by AMH 2015-2 Borrower, LLC, a special purpose entity (“Borrower”) evidencing a monthly-pay mortgage loan with fixed rate components (“Loan”). The Loan is guaranteed by the Borrower’s direct parent company (“Equity Owner”), also a special purpose entity. The Equity Owner is wholly owned by the Company’s operating partnership (“OP”) and the Borrower is wholly owned by the Equity Owner. Distributions in respect of principal or interest on the Certificates are made monthly to the Class A, Class B, Class C, Class D and Class E Certificates, in that order, in each case until the principal or interest, as applicable, then distributable to each Class is paid in full. Any loan losses are allocated to each Class of Certificates in the reverse order beginning with Class E.

The Class XS and Class R Certificates do not have an initial certificate balance or pass-through rate. The Class R Certificates represent the residual REMIC interest of the Trust. The Class XS Certificates represent a single class of undivided beneficial ownership interests in the accrued additional interest that may be payable with respect to the Components following the anticipated repayment date as described below with respect to the Loan. The Class XS Certificates have an initial notional amount equal to the aggregate initial certificate balance of Classes A through E, but are deemed not to have an aggregate notional amount of less than $1,000 until all amounts paid in connection with the Class XS Certificates are paid in full. The Class XS Certificates are not entitled to any payments of principal and have no corresponding component. On the earlier to occur of (a) the payment in full of the Loan and any accrued additional interest and (b) the Loan maturity date, the notional amount of the Class XS Certificates will be reduced to zero. The Class R certificates and the Class XS Certificates are not entitled to distributions of principal or interest (other than, with respect to the Class XS Certificates, any accrued additional interest.)

The pass-through certificates have the following initial certificate balances and pass-through rates:

Class of Certificates	Initial Certificate Balance	Pass-Through Rate

Class A	$285,131,000	3.732%
Class B	$37,658,000	4.295%
Class C	$41,246,000	4.691%
Class D	$39,452,000	5.036%
Class E	$74,242,000	6.070%
Class XS	N/A	N/A
Class R	N/A	N/A
	$477,729,000 Total	4.361% duration-adjusted weighted average rate (until October 9, 2025)

As part of the securitization transaction, various subsidiaries of the Company distributed properties to the Company’s OP, which then contributed a total of 4,125 single-family residential properties to the Equity Owner, which contributed them to the Borrower. The Lender then made the Loan to the Borrower represented by the Note, which was secured by mortgages on the Borrower’s properties, its personal property and a management agreement between the Borrower and American Homes 4 Rent Management Holdings, LLC, a wholly owned subsidiary of the OP. In addition, the Equity Owner guaranteed the Loan and its guaranty was secured by a pledge of its assets, including its equity interest in the Borrower. During the term of the Loan, the Borrower is restricted from selling or using the collateral to secure another transaction, except in limited circumstances, and the Borrower expects to continue to operate the Properties in the same manner as the other properties in the Company’s portfolio.

The proceeds of the Loan were distributed to the OP and used, in part, to repay in full the outstanding indebtedness under the Company’s credit facility. The Note was then sold by the Lender to American Homes 4 Rent Asset, LLC (the “Depositor”), a wholly owned subsidiary of the Company’s taxable REIT subsidiary. The Depositor transferred the Note to the trustee of American Homes 4 Rent 2015-SFR2 Trust, a New York common law trust (the “Trust”), in exchange for the Certificates issued by the Trust. The Depositor then sold the Certificates through the placement agents retained for the transaction to investors under Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Depositor then transferred the net proceeds of the Certificate sales to the Lender as the purchase price for the Note.

More detailed information about the Loan is provided below. The description of the Loan herein is qualified in its entirety by reference to the Loan Agreement, filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

The Loan

On September 22, 2015, the Borrower, a newly-formed special purpose entity and an indirect wholly-owned subsidiary of the Registrant, entered into a Loan Agreement dated as of September 22, 2015 (the “Loan Agreement”) with a third party lender (“Lender”). Pursuant to the Loan Agreement, the Borrower borrowed $477,729,000 (the “Loan”) from Lender. The Loan has a thirty-year term with an anticipated repayment date of October 9, 2025 and, for the first ten years, is a fixed rate loan, composed of five fixed-rate components. Interest on the Loan is paid monthly based on the outstanding principal balance of the loan, subject to certain potential adjustments described in the Loan Agreement. The Loan has scheduled monthly principal payments based on a fixed amortization schedule of 1% of the closing date principal balance of the Loan per year. Beginning in November 2016, the Borrower may prepay the Loan in whole or in part, subject to minimum prepayments of $1 million with the excess in multiples of $100,000, provided that, until November 2024, prepayments of principal will be subject to a yield maintenance premium determined in accordance with the Loan Agreement.

The Loan is secured by first priority mortgages on the Borrower’s single-family residential properties, a grant of a security interest in all of the Borrower’s personal property and a pledge of all the assets of the Equity Owner, including a security interest in its membership interests in the Borrower. The Borrower’s properties are managed by an affiliate of the Borrower for a fee not to exceed 6% of the gross rents collected each calendar month. The Loan is guaranteed by the Borrower’s direct parent company (“Equity Owner”), also a special purpose entity.

For purposes of computation of the interest accrued on the Loan, the Loan is divided into multiple components designated as “Component A”, “Component B”, “Component C”, “Component D” and “Component E.” Each of the Components corresponds to one class of regular Certificates with the same alphabetical designation. Each Component has at the closing date of the transaction an initial principal balance equal to the initial Certificate Balance for the corresponding class of regular Certificates. The following table sets forth the initial principal amount of each such component and the component interest rate for each monthly interest period:

Component	Initial Principal Amount	Interest Rate

Component A	$285,131,000	3.8315%
Component B	$37,658,000	4.3945%
Component C	$41,246,000	4.7905%
Component D	$39,452,000	5.1355%
Component E	$74,242,000	6.1695%

The Loan has a thirty-year term and an anticipated repayment date of October 9, 2025. In the event the loan is not repaid on October 9, 2025, the interest rate on each component is increased to a rate per annum equal to the sum of (i) 3% plus (ii) the greater of: (A) the initial interest rate and (B) a rate equal to the sum of (1) the (x) bid side yield to maturity for the “on the run” United States Treasury note with a 10 year maturity plus (y) the mid-market 10 year swap spread plus (2) the component rate spread for each component. The additional interest above the initial interest rate, is paid to the Lender and accrues in an ARD Distribution Account. The accrued additional interest in the ARD Distribution Account is paid to the holders of the Class XS Certificates after the outstanding principal balance of the Loan is paid in full.

The Loan Agreement requires that the Borrower comply with various affirmative and negative covenants that are customary for loans of this type, including limitations on dispositions or transfers of any of Borrower’s properties and limitations on replacing the property manager. The Borrower is also required to furnish various financial and other reports to the Lender.

The Company’s underwriting process for residents of the homes transferred to the Borrower is consistent with the review and underwriting process for the other single-family rental homes owned by the Company. In limited circumstances in which a property fails to comply with the property covenants and representations in the Loan Agreement and provided there is no event of default, the Company may substitute a comparable property meeting specified criteria or repay the allocated loan amount for such property.

The Borrower is required to maintain the following reserve accounts: (1) a property tax reserve account, which at Borrower’s option, holds 50% of the estimated annual property taxes on the Properties, (2) an insurance account into which insurance for the estimated annual insurance premiums for each Property will be deposited upon renewal of the coverage of the existing insurance policies and (3) a capital expenditure account consisting of a monthly deposit of 1/12th of $450 multiplied by the number of Properties. Under certain circumstances described in the Loan Agreement, a reserve would be required for certain HOA payments. The Company believes the amounts of these reserve accounts are not material information to investors.

The Company provides a limited guaranty (i) for certain losses arising out of designated acts of intentional misconduct and (ii) for the principal amount of the Loan and all other obligations under the Loan Agreement in the event of insolvency or bankruptcy proceedings.

Events of default under the Loan Agreement include Borrower’s (i) failure to pay amounts due under the Loan, (ii) failure to deposit required amounts in the reserve accounts, (iii) transfer of any property or interest in a property not specifically permitted, (iv) material breach of a representation or warranty, (v) bankruptcy and insolvency proceedings, (vi) uncured breach of covenants in the Loan Agreement, (vii) failure to substitute or pay the allocated loan amount for any disqualified property, (viii) termination of the management agreement without providing for a replacement manager or defaults under the management agreement, (ix) conviction of certain criminal Patriot Act Offenses, (x) default beyond cure periods and (xi) the failure of the Company to maintain net assets of $150 million.

Following an event of default under the Loan Agreement, the lender’s remedies include: (i) the principal balance of the Loan accrues interest at a higher default rate, (ii) Lender may exercise the pledge over the equity interests of Borrower, (iii) Lender may enforce the Company’s guaranty, depending on the nature of the event of default, (iv) Lender may perform any obligation that Borrower fails to perform at Borrower’s cost, (v) Lender may transfer the Loan to a special servicer, (vi) Lender may block transfers of properties in certain circumstances, (vii) Lender may apply payments of principal, interest and other amounts under the Loan Agreement as it determines, (viii) Lender can replace the property manager, (ix) Lender can apply sums present in the rent deposit accounts directly to payment of the Loan in any order in its sole discretion, (x) Lender can apply funds in the cash management account in such order and priority as lender shall determine, (xi) Lender may apply any collections in possession of Lender, the loan servicer, cash management account or the rent deposit account to the payment of the Loan in such order, proportion and priority as Lender may determine in its sole and absolute discretion, (xii) Lender may conduct unlimited examinations of loan parties’ accounting records with respect to the properties at Borrower’s cost, (xiii) Lender may require Borrower to deliver (or cause to be delivered) all security deposits to Lender for safe-keeping, but not for application against the loan and (xiv) Lender may block Borrower from making restricted junior payments. In addition, if the Borrower does not maintain a debt service coverage ratio of at least 1.20:1.00, the Lender may transfer cash to an account from which the Lender may apply any excess cash in the Lender’s sole discretion, including to prepay principal and pay any other amounts due under the Loan. The Loan Agreement defines the debt service coverage ratio as of any determination date as a ratio in which the numerator is the underwritten net cash flow (as defined in the Loan Agreement) divided by the aggregate debt service for the twelve-month period following the date of determination.

In the ordinary course of business, affiliates of the placement agents have performed, and may in the future from time to time perform, investment banking, advisory or other financial services for the Registrant and its subsidiaries for which such affiliates received or may receive customary fees and reimbursement of expenses.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Loan agreement dated as of September 22, 2015 between AMH 2015-2 Borrower, LLC, as Borrower and Goldman Sachs Mortgage Company, as Lender*
__________________________________________ *Exhibits and schedules to this agreement have been omitted and will be furnished supplementally upon request to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOMES 4 RENT

Date: September 23 , 2015	By:	/s/ Stephanie Heim
Stephanie Heim
Senior Vice President - Counsel

Index to Exhibits

Exhibit 10.1	Loan agreement dated as of September 22, 2015 between AMH 2015-2 Borrower, LLC, as Borrower and Goldman Sachs Mortgage Company, as Lender*
__________________________________________ *Exhibits and schedules to this agreement have been omitted and will be furnished supplementally upon request to the Securities and Exchange Commission.